EXHITBIT 10.19

AMENDMENT NO. 1 TO CONSENT AGREEMENT

THIS AMENDMENT NO. 1 TO CONSENT AGREEMENT (this “Amendment”) is entered into this 21st day of November, 2013 by and among SAFETY QUICK LIGHTING & FANS CORP. (f/k/a Safety Quick Light LLC), a Florida corporation (“Borrower”), PATRICIA BARRON, an individual (“Barron”), RAN ROLAND KOHEN (a/k/a Rani Roland Kohen) (“Kohen” together with Barron hereinafter collectively referred to as “Guarantor”) and SIGNATURE BANK OF GEORGIA (“Lender”).

WHEREAS, on November 14, 2013 the parties executed a Consent Agreement (the “Agreement”); and

WHEREAS the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration the parties hereby agree as follows:

A. Paragraph 4 of the Agreement is deleted in its entirety and amended to read as follows:

4. Loan Payment and Lender Expenses. The effectiveness of the Lender’s consents contained in Paragraphs 1 and 2 above shall be conditioned upon Lender receiving $82,500, in good funds, on or before 3 p.m. Eastern November 25, 2013. Of said amount, $2,500 shall be used by Lender to pay Lender’s counsel for the attorney fees incurred in connection with the drafting and preparation of this Agreement and the remaining $80,000 shall be applied by Lender as a payment under the Note which shall be applied equally to the next eight monthly installments which are due immediately after the date hereof and such monthly payments shall be reduced by such amount.

Except as otherwise provided herein the Agreement is unmodified and in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first set forth above.

BORROWER:

Safety Quick Lighting & Fans Corp. (f/k/a Safety Quick Light LLC)

By: /s/ James R. Hills

Name: James R. Hills

Title: CEO

[CORPORATE SEAL]

GUARANTOR:

/s/ Patricia Barron (SEAL)

Patricia Barron

/s/ Ran Roland Kohen (SEAL)

Ran Roland Kohen (a/k/a Rani Roland Kohen)

LENDER:

Signature Bank of Georgia

By: /s/ Freddie J. Deutsch

Name: Freddie J. Deutsch

Title: CEO/President